UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024 (December 26, 2024)

CANTOR EQUITY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42250	98-1576482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 26, 2024, Howard W. Lutnick resigned from the board of directors (the “Board”) of Cantor Equity Partners, Inc. (the “Company”) and as the Chairman and Chief Executive Officer of the Company. Mr. Lutnick’s resignation follows his recent nomination by U.S. President Donald J. Trump to serve as U.S. Secretary of Commerce. Mr. Lutnick’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

(c) Appoint of Officers.

Effective December 26, 2024, the Board appointed Brandon Lutnick as Chairman and Chief Executive Officer of the Company.

Mr. Lutnick, age 26, joined Cantor Fitzgerald, L.P. (“Cantor”) in April 2022 and currently works in the Office of the Chairman, managing strategy and overseeing other special projects relating to Cantor and its affiliates, a position he has held since November 2023. Mr. Lutnick previously was an equities trader at Cantor Fitzgerald & Co. from April 2022 to November 2023. Prior to joining Cantor, Mr. Lutnick started his career at Oak Hill Advisors where he served as a credit analyst from July 2021 to April 2022. Mr. Lutnick graduated from Stanford University with a B.A. in Symbolic Systems in May 2021. We believe that Mr. Lutnick is qualified to serve as a member of our board due to his business experience.

Mr. Lutnick is the son of Howard W. Lutnick, the Chairman and Chief Executive Officer of Cantor and our former Chairman and Chief Executive Officer. There are no other family relationships between Mr. Lutnick and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Lutnick that are subject to disclosure under Item 404(a) of Regulation S-K.

(d) Appointment of Directors.

Effective December 26, 2024, the Board appointed Brandon Lutnick as a member of the Board. Mr. Lutnick will serve as a Class II director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2024

CANTOR EQUITY PARTNERS, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer

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